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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


                                  May 22, 2001
                        --------------------------------
                        (Date of earliest event reported)


                           FLORIDAFIRST BANCORP, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or other jurisdiction of incorporation)


          000-32139                                     59-3662010
-----------------------------                     -----------------------
(Commission File Number)                                 (IRS Employer
                                                    Identification Number)


205 East Orange Street, Lakeland, Florida                 33801
-----------------------------------------            ----------------
(Address of Principal Executive Offices)                (Zip Code)


                                 (863) 688-6811
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              (Registrant's telephone number, including area code)




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



Item 4.  Changes in Registrant's Certifying Accountant
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(a)  At its Board of Directors  meeting on May 22, 2001,  the Board of Directors of FloridaFirst Bancorp, Inc, Lakeland, Florida (the "Company") terminated the services of KPMG LLP ("KPMG"). At the same meeting the Board of Directors selected the accounting firm of Hacker, Johnson & Smith PA as independent auditors for the remainder of the Company's 2001 fiscal year. The determination to replace KPMG was recommended by the audit committee and approved by the full board of directors of the Company. The Company's decisions were effective on May 22, 2001.

(b) KPMG audited the consolidated financial statements of the Company's predecessor, FloridaFirst Bancorp ("FFB"), for the years ended September 30, 2000 and 1999. KPMG's report on the financial statements for the last two fiscal years of FFB did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. The Company and FFB are hereinafter referred to as the "Company".

     During the two fiscal years ended September 30, 2000 and 1999 and the subsequent interim period October 1, 2000 to May 22, 2001, there were no disagreements with KPMG and the Company on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)  Exhibits:

        16     Response of KPMG LLP

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FLORIDAFIRST BANCORP, INC.



Date:    May 29,  2001            By:    /s/ Gregory C. Wilkes
                                         ---------------------------------------
                                         Gregory C. Wilkes, President and
                                         Chief Executive Officer



Date:    May 29,  2001            By:    /s/ Kerry P. Charlet
                                         ---------------------------------------
                                         Kerry P. Charlet, Senior Vice President
                                         and Chief Financial Officer
                                           (Chief Accounting Officer)